Exhibit 99.1

Investors May Contact: Keith R. Style V.P.-Finance and Investor Relations (212) 885-2530 investor@asburyauto.com

Reporters May Contact:

Stephanie Lowenthal

RF|Binder Partners

(212) 994-7619

Stephanie.Lowenthal@RFBinder.com

Asbury Automotive Group Reports Second Quarter Financial Results

New York, NY, July 30, 2008 – Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported financial results for the second quarter and six months ended June 30, 2008. Income from continuing operations for the second quarter was $11.6 million, or $0.36 per diluted share, compared to $21.1 million, or $0.63 per diluted share, a year ago. Results for both periods included non-core items, as disclosed in the attached tables, including $0.03 per diluted share in expenses related to the departure of the Company’s former CFO in this year’s second quarter. The quarterly results a year ago included $0.03 per diluted share in expenses principally related to a debt refinancing and a secondary stock offering. Net income for the second quarter totaled $10.9 million, or $0.34 per diluted share, compared with $20.6 million, or $0.62 per diluted share, a year ago, including the non-core items discussed above.

For the first six months of 2008, income from continuing operations was $22.8 million, or $0.71 per diluted share, compared with $23.4 million, or $0.69 per diluted share, in the corresponding period last year. Non-core items, as disclosed in the attached tables, reduced earnings by $0.03 per diluted share in the first half of 2008, and by $0.41 per diluted share in the six-month period a year ago.

President and CEO, Charles R. Oglesby, said, “The economic environment and low consumer confidence levels in the second quarter presented a challenging backdrop for the automotive retail business. Soft retail sales in our key Florida markets, in particular, resulted in a disproportionate decline in our profitability. The dramatic increase in gas prices added further complexity to the business, causing a rapid shift in customer preference toward fuel-efficient cars, which placed pressure on our new and used vehicle operations. Although I remain confident that over time we can effectively manage our business to changes in the retail environment, we were not able to adequately adjust our cost structure to match the swift decline in retail sales volumes during the quarter.”

Mr. Oglesby continued, “We are accelerating our response to the challenges presented by the market and are decisively addressing costs at each level of our organization, including corporate, regional support and at the store-level. As part of this initiative we are executing a phased restructuring plan, the first step of which is the restructuring of our corporate overhead, shutting down our offices in New York, NY and Stamford, CT, and moving Asbury’s headquarters to Atlanta, GA. This move will bring us closer to our dealership operations and will result in an estimated 20% reduction in our corporate personnel expense.”

The Company is lowering its guidance for 2008 diluted earnings per share from continuing operations to a range between $1.20 and $1.40, from $1.80 to $2.00 as previously provided. This revised guidance is based on the assumption that the seasonally adjusted annual rate (SAAR) for U.S. new vehicle unit sales will be approximately 14.0 million for the second half of 2008, as well as continued weakness in Asbury’s Florida markets. The guidance includes the non-core items discussed above, as well as future expenses associated with Asbury’s corporate restructuring plan. The Company estimates that the pre-tax expenses associated with the restructuring plan will total $5.5 million, of which an estimated $2.5 million, or approximately 5 cents per diluted share, will be incurred during the second half of 2008. Once complete, the restructuring plan is expected to result in approximately $3.5 million of pre-tax savings on an annualized basis.

Mr. Oglesby concluded, “While the automotive retailing industry faces significant near-term challenges, we continue to set the course for the long-term success of our organization. We made a significant step forward in this respect during the second quarter, with our acquisition of the real estate underlying more than 25% of our dealership locations. This purchase will enhance our operating flexibility and save us approximately 200 basis points in related financing costs. In the longer term, we remain confident that we can leverage Asbury’s fundamental strengths—including our attractive brand mix and high-quality dealership portfolio—to grow the business, while implementing rigorous expense and capital management.”

Asbury will host a conference call to discuss its second quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com. In addition, a live audio of the call will be accessible to the public by calling (888) 256-9152 (domestic), or (913) 981-5546 (international); no access code is necessary. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc. (“Asbury”), headquartered in New York City, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 89 retail auto stores, encompassing 121 franchises for the sale and servicing of 36 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements relating to goals, plans, earnings guidance, acquisition performance, market conditions, assumptions regarding the SAAR and projections regarding the Company’s financial position, results of operations, market position, estimated expenses and future cost savings resulting from the Company’s restructuring plan, cost savings from the recent real estate purchase, future dealership acquisitions and business strategy. These statements are based on management’s current expectations and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, the Company’s relationships with vehicle manufacturers and other suppliers, risks associated with the Company’s indebtedness, risks related to future acquisitions, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation and the Company’s ability to execute its restructuring plan and other operational strategies. There can be no guarantees that the Company’s plans for future operations will be successfully implemented or that they will prove to be commercially successful or that the Company will be able to continue paying dividends in the future at the current rate or at all. These and other risk factors are discussed in the Company’s annual report on Form 10-K and in its other filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

[Tables Follow]

Asbury Automotive Group, Inc.

Consolidated Statements of Income

(In millions, except per share data)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2008	2007	2008	2007
REVENUES:
New vehicle	$785.6	$881.8	$1,521.8	$1,695.5
Used vehicle	314.3	387.9	638.7	759.9
Parts and service	183.5	174.0	366.1	346.3
Finance and insurance, net	39.0	42.9	77.5	81.1

Total revenues	1,322.4	1,486.6	2,604.1	2,882.8
COST OF SALES:
New vehicle	733.1	820.2	1,421.0	1,575.0
Used vehicle	287.7	353.8	583.7	690.3
Parts and service	89.0	83.2	178.8	166.9

Total cost of sales	1,109.8	1,257.2	2,183.5	2,432.2

GROSS PROFIT	212.6	229.4	420.6	450.6
OPERATING EXPENSES:
Selling, general and administrative	168.7	170.8	336.3	341.7
Depreciation and amortization	5.7	5.3	11.2	10.6
Other operating (income) expense, net	2.0	(0.2)	1.7	2.5

Income from operations	36.2	53.5	71.4	95.8
OTHER INCOME (EXPENSE):
Floor plan interest expense	(8.0)	(11.0)	(17.1)	(22.1)
Other interest expense	(9.4)	(9.1)	(18.5)	(21.0)
Interest income	0.3	1.0	1.3	3.0
Loss on extinguishment of long-term debt	—	(0.8)	—	(18.5)

Total other expense, net	(17.1)	(19.9)	(34.3)	(58.6)

Income before income taxes	19.1	33.6	37.1	37.2
INCOME TAX EXPENSE	7.5	12.5	14.3	13.8

INCOME FROM CONTINUING OPERATIONS	11.6	21.1	22.8	23.4
DISCONTINUED OPERATIONS, net of tax	(0.7)	(0.5)	(1.4)	(2.4)

NET INCOME	$10.9	$20.6	$21.4	$21.0

EARNINGS PER COMMON SHARE:
Basic-
Continuing operations	$0.37	$0.65	$0.72	$0.71
Discontinued operations	(0.03)	(0.02)	(0.04)	(0.07)

Net income	$0.34	$0.63	$0.68	$0.64

Diluted-
Continuing operations	$0.36	$0.63	$0.71	$0.69
Discontinued operations	(0.02)	(0.01)	(0.05)	(0.07)

Net income	$0.34	$0.62	$0.66	$0.62

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	31.7	32.5	31.6	32.9

Diluted	32.2	33.3	32.2	33.8

Asbury Automotive Group, Inc.

Selected Data

As Reported for the Three Months Ended June 30, 2008 and 2007

(Dollars in millions, except per vehicle data)

(Unaudited)

	As Reported for the Three Months Ended June 30,		Increase (Decrease)	% Change
	2008	2007
REVENUE:
New light vehicles	$738.0	$824.8	$(86.8)	(11%)
New heavy trucks	47.6	57.0	(9.4)	(16%)

Total new vehicle	785.6	881.8	(96.2)	(11%)
Used retail	244.8	294.7	(49.9)	(17%)
Used wholesale	69.5	93.2	(23.7)	(25%)

Total used vehicle	314.3	387.9	(73.6)	(19%)
Parts and service	183.5	174.0	9.5	5%
Finance and insurance, net	39.0	42.9	(3.9)	(9%)

Total revenue	$1,322.4	$1,486.6	$(164.2)	(11%)

GROSS PROFIT:
New light vehicles	$50.5	$59.1	$(8.6)	(15%)
New heavy trucks	2.0	2.5	(0.5)	(20%)

Total new vehicle	52.5	61.6	(9.1)	(15%)
Used retail	27.2	34.3	(7.1)	(21%)
Used wholesale	(0.6)	(0.2)	(0.4)	(200%)

Total used vehicle	26.6	34.1	(7.5)	(22%)
Parts and service	94.5	90.8	3.7	4%
Finance and insurance, net	39.0	42.9	(3.9)	(9%)

Total gross profit	$212.6	$229.4	$(16.8)	(7%)

VEHICLES SOLD:
New light retail vehicles	24,363	25,897	(1,534)	(6%)
New fleet vehicles	962	1,837	(875)	(48%)

Total light vehicles	25,325	27,734	(2,409)	(9%)
New heavy trucks	698	975	(277)	(28%)

Total new vehicle	26,023	28,709	(2,686)	(9%)

Used retail units	13,794	16,013	(2,219)	(14%)

REVENUE PER VEHICLE RETAILED:
New light vehicles	$29,141	$29,740	$(599)	(2%)
New heavy trucks	68,195	58,462	9,733	17%
Used retail	17,747	18,404	(657)	(4%)
GROSS PROFIT PER VEHICLE RETAILED:
New light vehicles	$1,994	$2,131	$(137)	(6%)
New heavy trucks	2,865	2,564	301	12%
Used retail	1,972	2,142	(170)	(8%)
Finance and insurance, net	979	959	20	2%
GROSS PROFIT MARGIN:
New light vehicles	6.8%	7.2%	(0.4%)	(6%)
New heavy trucks	4.2%	4.4%	(0.2%)	(5%)
Used retail	11.1%	11.6%	(0.5%)	(4%)
Parts and service	51.5%	52.2%	(0.7%)	(1%)
Total	16.1%	15.4%	0.7%	5%
REVENUE MIX:
New light vehicles	55.8%	55.5%
New heavy trucks	3.6%	3.8%
Used retail	18.5%	19.8%
Used wholesale	5.3%	6.3%
Parts and service	13.9%	11.7%
Finance and insurance, net	2.9%	2.9%
GROSS PROFIT MIX:
New light vehicles	23.8%	25.8%
New heavy trucks	0.9%	1.1%
Used retail	12.9%	14.9%
Used wholesale	(0.3%)	(0.1%)
Parts and service	44.4%	39.6%
Finance and insurance, net	18.3%	18.7%
SG&A EXPENSE AS A PERCENTAGE OF GROSS PROFIT	79.4%	74.5%	4.9%	7%

Asbury Automotive Group, Inc.

Selected Data

Same Store for the Three Months Ended June 30, 2008 and 2007

(Dollars in millions)

(Unaudited)

	Same Store for the Three Months Ended June 30,		Increase (Decrease)	% Change
	2008	2007
REVENUE:
New light vehicles	$690.0	$824.8	$(134.8)	(16%)
New heavy trucks	47.6	57.0	(9.4)	(16%)

Total new vehicle	737.6	881.8	(144.2)	(16%)
Used retail	234.4	294.7	(60.3)	(20%)
Used wholesale	64.9	93.2	(28.3)	(30%)

Total used vehicle	299.3	387.9	(88.6)	(23%)
Parts and service	174.8	174.0	0.8	—%
Finance and insurance, net	37.5	42.9	(5.4)	(13%)

Total revenue	$1,249.2	$1,486.6	$(237.4)	(16%)

GROSS PROFIT:
New light vehicles	$46.8	$59.1	$(12.3)	(21%)
New heavy trucks	2.0	2.5	(0.5)	(20%)

Total new vehicle	48.8	61.6	(12.8)	(21%)
Used retail	26.2	34.3	(8.1)	(24%)
Used wholesale	(0.6)	(0.2)	(0.4)	(200%)

Total used vehicle	25.6	34.1	(8.5)	(25%)
Parts and service	90.0	90.8	(0.8)	(1%)
Finance and insurance, net	37.5	42.9	(5.4)	(13%)

Total gross profit	$201.9	$229.4	$(27.5)	(12%)

VEHICLES SOLD:
New light retail vehicles	22,803	25,897	(3,094)	(12%)
New fleet vehicles	891	1,837	(946)	(51%)

Total light vehicles	23,694	27,734	(4,040)	(15%)
New heavy trucks	698	975	(277)	(28%)

Total new vehicle	24,392	28,709	(4,317)	(15%)

Used retail units	13,223	16,013	(2,790)	(17%)

REVENUE PER VEHICLE RETAILED:
New light vehicles	$29,121	$29,740	$(619)	(2%)
New heavy trucks	68,195	58,462	9,733	17%
Used retail	17,727	18,404	(677)	(4%)
GROSS PROFIT PER VEHICLE RETAILED:
New light vehicles	$1,975	$2,131	$(156)	(7%)
New heavy trucks	2,865	2,564	301	12%
Used retail	1,981	2,142	(161)	(8%)
Finance and insurance, net	997	959	38	4%
GROSS PROFIT MARGIN:
New light vehicles	6.8%	7.2%	(0.4%)	(6%)
New heavy trucks	4.2%	4.4%	(0.2%)	(5%)
Used retail	11.2%	11.6%	(0.4%)	(3%)
Parts and service	51.5%	52.2%	(0.7%)	(1%)
Total	16.2%	15.4%	0.8%	5%
REVENUE MIX:
New light vehicles	55.2%	55.5%
New heavy trucks	3.8%	3.8%
Used retail	18.8%	19.8%
Used wholesale	5.2%	6.3%
Parts and service	14.0%	11.7%
Finance and insurance, net	3.0%	2.9%
GROSS PROFIT MIX:
New light vehicles	23.2%	25.8%
New heavy trucks	1.0%	1.1%
Used retail	12.9%	14.9%
Used wholesale	(0.3%)	(0.1%)
Parts and service	44.6%	39.6%
Finance and insurance, net	18.6%	18.7%
SG&A EXPENSE AS A PERCENTAGE OF GROSS PROFIT	79.7%	74.5%	5.2%	7%

Asbury Automotive Group, Inc.

Selected Data

As Reported for the Six Months Ended June 30, 2008 and 2007

(Dollars in millions, except per vehicle data)

(Unaudited)

	As Reported for the Six Months Ended June 30,		Increase (Decrease)	% Change
	2008	2007
REVENUE:
New light vehicles	$1,437.6	$1,579.8	$(142.2)	(9%)
New heavy trucks	84.2	115.7	(31.5)	(27%)

Total new vehicle	1,521.8	1,695.5	(173.7)	(10%)
Used retail	495.5	586.2	(90.7)	(15%)
Used wholesale	143.2	173.7	(30.5)	(18%)

Total used vehicle	638.7	759.9	(121.2)	(16%)
Parts and service	366.1	346.3	19.8	6%
Finance and insurance, net	77.5	81.1	(3.6)	(4%)

Total revenue	$2,604.1	$2,882.8	$(278.7)	(10%)

GROSS PROFIT:
New light vehicles	$97.1	$114.7	$(17.6)	(15%)
New heavy trucks	3.7	5.8	(2.1)	(36%)

Total new vehicle	100.8	120.5	(19.7)	(16%)
Used retail	56.1	69.3	(13.2)	(19%)
Used wholesale	(1.1)	0.3	(1.4)	(467%)

Total used vehicle	55.0	69.6	(14.6)	(21%)
Parts and service	187.3	179.4	7.9	4%
Finance and insurance, net	77.5	81.1	(3.6)	(4%)

Total gross profit	$420.6	$450.6	$(30.0)	(7%)

VEHICLES SOLD:
New light retail vehicles	46,247	48,878	(2,631)	(5%)
New fleet vehicles	2,593	4,412	(1,819)	(41%)

Total light vehicles	48,840	53,290	(4,450)	(8%)
New heavy trucks	1,305	1,992	(687)	(34%)

Total new vehicle	50,145	55,282	(5,137)	(9%)

Used retail units	27,616	32,316	(4,700)	(15%)

REVENUE PER VEHICLE RETAILED:
New light vehicles	$29,435	$29,645	$(210)	(1%)
New heavy trucks	64,521	58,082	6,439	11%
Used retail	17,942	18,140	(198)	(1%)
GROSS PROFIT PER VEHICLE RETAILED:
New light vehicles	$1,988	$2,152	$(164)	(8%)
New heavy trucks	2,835	2,912	(77)	(3%)
Used retail	2,031	2,144	(113)	(5%)
Finance and insurance, net	997	926	71	8%
GROSS PROFIT MARGIN:
New light vehicles	6.8%	7.3%	(0.5%)	(7%)
New heavy trucks	4.4%	5.0%	(0.6%)	(12%)
Used retail	11.3%	11.8%	(0.5%)	(4%)
Parts and service	51.2%	51.8%	(0.6%)	(1%)
Total	16.2%	15.6%	0.6%	4%
REVENUE MIX:
New light vehicles	55.2%	54.8%
New heavy trucks	3.2%	4.0%
Used retail	19.0%	20.4%
Used wholesale	5.5%	6.0%
Parts and service	14.1%	12.0%
Finance and insurance, net	3.0%	2.8%
GROSS PROFIT MIX:
New light vehicles	23.1%	25.5%
New heavy trucks	0.9%	1.3%
Used retail	13.4%	15.3%
Used wholesale	(0.3%)	0.1%
Parts and service	44.5%	39.8%
Finance and insurance, net	18.4%	18.0%
SG&A EXPENSE AS A PERCENTAGE OF GROSS PROFIT	80.0%	75.8%	4.2%	6%

Asbury Automotive Group, Inc.

Selected Data

Same Store for the Six Months Ended June 30, 2008 and 2007

(Dollars in millions)

(Unaudited)

	Same Store for the Six Months Ended June 30,		Increase (Decrease)	% Change
	2008	2007
REVENUE:
New light vehicles	$1,350.8	$1,579.8	$(229.0)	(14%)
New heavy trucks	84.2	115.7	(31.5)	(27%)

Total new vehicle	1,435.0	1,695.5	(260.5)	(15%)
Used retail	474.7	586.2	(111.5)	(19%)
Used wholesale	135.1	173.7	(38.6)	(22%)

Total used vehicle	609.8	759.9	(150.1)	(20%)
Parts and service	349.1	346.3	2.8	1%
Finance and insurance, net	74.8	81.1	(6.3)	(8%)

Total revenue	$2,468.7	$2,882.8	$(414.1)	(14%)

GROSS PROFIT:
New light vehicles	$90.4	$114.7	$(24.3)	(21%)
New heavy trucks	3.7	5.8	(2.1)	(36%)

Total new vehicle	94.1	120.5	(26.4)	(22%)
Used retail	53.9	69.3	(15.4)	(22%)
Used wholesale	(1.1)	0.3	(1.4)	(467%)

Total used vehicle	52.8	69.6	(16.8)	(24%)
Parts and service	178.4	179.4	(1.0)	(1%)
Finance and insurance, net	74.8	81.1	(6.3)	(8%)

Total gross profit	$400.1	$450.6	$(50.5)	(11%)

VEHICLES SOLD:
New light retail vehicles	43,477	48,878	(5,401)	(11%)
New fleet vehicles	2,510	4,412	(1,902)	(43%)

Total light vehicles	45,987	53,290	(7,303)	(14%)
New heavy trucks	1,305	1,992	(687)	(34%)

Total new vehicle	47,292	55,282	(7,990)	(14%)

Used retail units	26,518	32,316	(5,798)	(18%)

REVENUE PER VEHICLE RETAILED:
New light vehicles	$29,374	$29,645	$(271)	(1%)
New heavy trucks	64,521	58,082	6,439	11%
Used retail	17,901	18,140	(239)	(1%)
GROSS PROFIT PER VEHICLE RETAILED:
New light vehicles	$1,966	$2,152	$(186)	(9%)
New heavy trucks	2,835	2,912	(77)	(3%)
Used retail	2,033	2,144	(111)	(5%)
Finance and insurance, net	1,013	926	87	9%
GROSS PROFIT MARGIN:
New light vehicles	6.7%	7.3%	(0.6%)	(8%)
New heavy trucks	4.4%	5.0%	(0.6%)	(12%)
Used retail	11.4%	11.8%	(0.4%)	(3%)
Parts and service	51.1%	51.8%	(0.7%)	(1%)
Total	16.2%	15.6%	0.6%	4%
REVENUE MIX:
New light vehicles	54.7%	54.8%
New heavy trucks	3.4%	4.0%
Used retail	19.3%	20.4%
Used wholesale	5.5%	6.0%
Parts and service	14.1%	12.0%
Finance and insurance, net	3.0%	2.8%
GROSS PROFIT MIX:
New light vehicles	22.6%	25.5%
New heavy trucks	0.9%	1.3%
Used retail	13.5%	15.3%
Used wholesale	(0.3%)	0.1%
Parts and service	44.6%	39.8%
Finance and insurance, net	18.7%	18.0%
SG&A EXPENSE AS A PERCENTAGE OF GROSS PROFIT	80.3%	75.8%	4.5%	6%

Asbury Automotive Group, Inc.

Selected Data

(Dollars in millions)

(Unaudited)

	For the Six Months Ended June 30,
	2008	2007
BRAND MIX – NEW LIGHT VEHICLE UNITS
Luxury:
BMW	5%	4%
Mercedes-Benz	4%	4%
Lexus	4%	4%
Acura	4%	4%
Infiniti	3%	3%
Other Luxury	2%	3%

Total Luxury	22%	22%
Mid-Line Imports:
Honda	31%	29%
Nissan	15%	16%
Toyota	11%	10%
Other imports	4%	2%

Total Imports	61%	57%
Mid-Line Domestic:
Ford	6%	8%
Chevrolet	4%	5%
Other domestic	6%	7%

Total Domestic	16%	20%
Value	1%	1%

	June 30, 2008	December 31, 2007	Increase (Decrease)	% Change
BALANCE SHEET DATA
Cash and cash equivalents	$34.8	$53.4	$(18.6)	(35%)
New vehicle inventory	614.4	622.7	(8.3)	(1%)
Used vehicle inventory	93.4	101.1	(7.7)	(8%)
Parts inventory	49.0	46.2	2.8	6%
Total current assets	1,095.6	1,192.4	(96.8)	(8%)
Floor plan notes payable	659.7	673.9	(14.2)	(2%)
Total current liabilities	876.1	871.7	(4.4)	(1%)
CAPITALIZATION
Long-term debt (including current portion)	$627.8	$475.6	$152.2	32%
Shareholders’ equity	592.4	584.2	8.2	1%

Total	$1,220.2	$1,059.8	$160.4	15%

	June 30, 2008	December 31, 2007	June 30, 2007
DSI – NEW LIGHT VEHICLE(1)(2)	78	69	61
DSI – USED LIGHT VEHICLE(1)	43	45	44

(1)	Calculated using trailing 30 day cost of sales
(2)	Includes fleet

Asbury Automotive Group, Inc.

Supplemental Disclosures

As Reported for the Three and Six Months Ended June 30, 2008 and 2007

(Dollars in millions, except per share data)

(Unaudited)

Our income from continuing operations during 2008 and 2007 included certain non-core items including (i) a loss on extinguishment of long-term debt, (ii) executive separation benefits expense associated with our former CEO and CFO, (iii) expenses associated with secondary offerings for which we received no proceeds and (iv) legal settlements expense associated with cases pending prior to 2001.

	As Reported for the Three Months Ended June 30,
	2008	2007
Non-core items included in income from continuing operations
Executive separation benefits, net of tax	$1.0	$—
Loss on extinguishment of long-term debt, net of tax	—	0.6
Secondary offering expenses*	—	0.3
Legal settlements expense, net of tax	—	0.2

Total	$1.0	$1.1

Impact of non-core items on earnings per common share (diluted)	$0.03	$0.03

Weighted average common shares outstanding (diluted)	32.2	33.3

	As Reported for the Six Months Ended June 30,
	2008	2007
Non-core items included in income from continuing operations
Executive separation benefits, net of tax	$1.0	$1.9
Loss on extinguishment of long-term debt, net of tax	—	11.6
Secondary offering expenses*	—	0.3
Legal settlements expense, net of tax	—	0.2

Total	$1.0	$14.0

Impact of non-core items on earnings per common share (diluted)	$0.03	$0.41

Weighted average common shares outstanding (diluted)	32.2	33.8

*	Secondary offering expenses are not deductible for tax purposes; therefore, no tax benefit has been reflected.